UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 7, 2005

    Coastal Banking Company, Inc.
(Exact name of registrant
as specified in its charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28333	58-2455445
(Commission File Number)	(I.R.S. Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina (Address of Principal Executive Offices)	29902 (Zip Code)

(Registrant's telephone number, including area code): (843) 522-1228

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On November 7, 2005, Coastal Banking Company, Inc., the parent company of Lowcountry National Bank and First National Bank, issued a press release announcing that on November 1, 2005 its Board of Directors declared a 5% stock dividend payable to shareholders of record as of December 1, 2005. The dividend will be paid on December 15, 2005. Fractional shares will be based on the closing stock price on December 1, 2005, as adjusted for the dividend.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.   Exhibit
      99.1          Press Release of Coastal Banking Company, Inc. dated November 7, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

By: /s/ Randolph C. Kohn Name: Randolph C. Kohn Title: Chief Executive Officer

Dated: November 7, 2005

EXHIBIT INDEX

Exhibit Number           Description

99.1     Press Release of Coastal Banking Company, Inc. dated November 7, 2005

4